SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2003


                             HAWAIIAN HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       1-31443                 71-0879698
(State or Other Jurisdiction           (Commission File       (IRS Employer
     of Incorporation)                  Number)           Identification Number)


     3375 KOAPAKA STREET, SUITE G-350
         HONOLULU, HAWAII                                       96819-1869
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (808) 835-3700

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 18, 2003, Hawaiian Holdings, Inc. (the "Company") received a letter (the "Resignation Letter") from Ernst & Young LLP ("Ernst & Young") notifying the Company that Ernst & Young is ceasing to be the Company's auditors, effective immediately. Ernst & Young will to continue to serve as the auditors of Hawaiian Airlines, Inc., the Company's operating subsidiary, which is currently operating its business under the jurisdiction of the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") and in accordance with the applicable provisions of the United States Bankruptcy Code and orders of the Bankruptcy Court. A copy of the Resignation Letter is filed as
Exhibit 99.1 to, and is incorporated by reference in, this current report on Form 8-K.

         The Company will separately file a Form 8-K with the required disclosure under "Item 4 -Change in Registrant's Certifying Accountant" by June 25, 2003.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      EXHIBITS.

   EXHIBIT
    NUMBER                          DOCUMENT DESCRIPTION
    ------                          --------------------

     99.1         Resignation Letter of Ernst & Young LLP, dated June 18, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HAWAIIAN HOLDINGS, INC.


Date:  June 20, 2003               By:  /s/ John W. Adams
                                        ---------------------------------------
                                        Name:   John W. Adams
                                        Title:  Chairman of the Board of
                                                Directors and Chief Executive
                                                Officer